UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 10, 2007

Perot Systems Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-22495	75-2230700
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2300 West Plano Parkway, Plano, Texas		75075
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	972-577-0000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

On August 10, 2007, Perot Systems Corporation, a Delaware corporation, entered into an agreement to acquire J.J. Wild Holdings, Inc., and its subsidiary, J.J. Wild, Inc. The closing is subject to the expiration or termination of the applicable Hart-Scott-Rodino Antitrust Improvements Act waiting period and other customary closing conditions. A copy of the press release announcing the agreement is furnished as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number - Description

99.1 - Press release dated August 13, 2007.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Perot Systems Corporation

August 15, 2007	By:	Rex C. Mills

Name: Rex C. Mills
Title: Assistant Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press release dated August 13, 2007